Exhibit 10.37

February 21, 2018

The Board of Directors

Envestnet, Inc.:

Ladies and Gentlemen:

We hereby consent to the reference to this firm under the caption "Item 1. Business - Market

Opportunity" in the Annual Report on Form 10-K for the year ended December 31, 2017 of

Envestnet, Inc. (the "Company"), incorporated by reference into the Company's Registration

Statements on Form S-8 nos. 333-169050, 333-181071, 333-204858 and 333-208107.

Very truly yours,

Cerulli Associates